SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 2-65955-99)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 56	[X]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 56

[X]

VANGUARD TRUSTEES’ EQUITY FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482 (Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

     Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[X]	on June 13, 2011 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Emerging Markets Select Stock
Fund Prospectus

June 13, 2011

Investor Shares
Vanguard Emerging Markets Select Stock Fund Investor Shares (_____)

This is the Fund’s initial prospectus, so it contains no performance data.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	20
More on the Fund	5	Purchasing Shares	20
The Fund and Vanguard	13	Redeeming Shares	23
Investment Advisors	14	Exchanging Shares	27
Dividends, Capital Gains, and Taxes	17	Frequent-Trading Policy	27
Share Price	19	Other Rules You Should Know	29
		Fund and Account Updates	33
		Contacting Vanguard	35
		Additional Information	36
		Glossary of Investment Terms	37

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares held less than two months)	2%
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.XX%
12b-1 Distribution Fee	None
Other Expenses	0.XX%
Total Annual Fund Operating Expenses	0.95%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ $		$ $

Portfolio Turnover

The Fund has no operating history and therefore has no portfolio turnover information.

Primary Investment Strategies

The Fund invests mainly in equity securities of companies located in emerging markets. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets among companies located in emerging markets around the world. The Fund uses multiple investment advisors. At least 80% of the Fund’s assets will be invested in stocks of companies located in emerging markets.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. The Fund may invest in small- and mid-capitalization stocks. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund began operations on June 13, 2011, so performance information is not yet available.

Investment Advisors
M&G Investment Management Limited

Oaktree Capital Management, L.P.

Pzena Investment Management, LLC

Wellington Management Company, LLP

Portfolio Managers

Michael Godfrey, CFA, Portfolio Manager at M&G. He has co-managed a portion of the Fund since its inception in 2011.

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has co-managed a portion of the Fund since its inception in 2011.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Caroline Cai, CFA, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Allison Fisch, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since its inception in 2011.

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research of Wellington Management. She has managed a portion of the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 (other than by Automatic Investment Plan,
which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the prospectus. It is

used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Emerging Markets Select Stock Fund’s expense ratio for the current fiscal year to be 0.95%, or $9.50 per $1,000 of average net assets. The average expense ratio for actively managed emerging markets funds in 2010 was
1.68%, or $16.80 per $1,000 of average net assets (derived from data provided by
Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund—such as account maintenance, reporting, accounting, legal, and other administrative expenses.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure

The Fund invests primarily in the common stocks of emerging markets companies in a number of different countries throughout the world, without regard for the size (capitalization) of the companies.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2010)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–2.9	0.8	3.1
Average	11.8	10.4	10.7	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2010. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2001 through 2010, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2001	–19.90%	–25.40%	–2.62%	–11.89%
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
2010	3.88	15.92	18.88	15.06

1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor‘s 500 Index.
2 MSCI Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. The Fund may invest in small- and mid-capitalization stocks. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate global markets, and they often perform quite differently.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities of emerging markets companies for the Fund. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor uses a different process to select securities for its portion of the Fund’s assets. Each advisor will consider, among other things, a country’s political and economic stability and the development of its financial and capital markets when determining what constitutes an emerging market country. The equity securities will typically be from those emerging markets countries included in the MSCI Emerging Markets Index.

Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

M&G Investment Management Limited (M&G), which manages a portion of the Fund’s assets, uses a long-term, bottom-up approach to portfolio management that seeks to identify companies that are disciplined with capital, can generate returns above the cost of capital, and are focused on creating value. M&G’s long-term view attempts to take advantage of pricing anomalies created by short-term investors.

M&G’s company selection analysis focuses on individual companies’ assets, industry dynamics, constructive discussions with management, and corporate governance. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality.

Oaktree Capital Management, L.P. (Oaktree), which manages a portion of the Fund’s assets, seeks to capture mis-evaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash flow projections. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management.

The advisor’s investment process results in a diversified portfolio and limits exposure by country and industry in order to avoid concentrated positions that could expose the portfolio to heightened risk. The portfolio will hold companies across all market capitalizations; less liquid companies will only be included in the portfolio if the advisor concludes that there is significant upside potential.

Pzena Investment Management, LLC (Pzena), which manages a portion of the Fund’s assets, utilizes a deep-value approach to portfolio management that focuses on the most undervalued companies based on 5-year price-to-normalized earnings. Pzena believes that this value philosophy works well in emerging markets because most investors ignore the cost-side of the equation and only focus on growth. Because the companies that the advisor targets may be underperforming their historical earnings power, each undergoes intensive fundamental research to determine whether the problems are temporary or permanent.

Stocks are considered for purchase after meeting three criteria: 1) the company’s identified problems, if any, are temporary; 2) the company’s management has a viable strategy to generate a recovery in earnings; and 3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena’s portfolio will be diversified among sectors and countries.

Wellington Management Company, LLP (Wellington Management), manages a portion of the Fund’s assets. Within the portion of the Fund managed by Wellington Management, assets are allocated to a team of Wellington Management’s investment professionals, who are primarily Global Industry Analysts (GIAs). The relative size of each analyst’s subportfolio of assets is roughly proportional to the relative weight of the analyst’s coverage universe in the Fund’s benchmark, the MSCI Emerging Markets Index. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. The advisor believes that the experience of covering the same companies over a period of many years provides the GIAs with unusually in-depth knowledge, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines, which diversifies investment style risk, as individual analysts have developed valuation methodologies that have proven most relevant to their particular industry. The country weights are determined by the stock selection process. The Wellington Management analyst’s communicate on a regular basis to discuss risk arising from overall portfolio-level country exposures.

The Vanguard Group, Inc. (Vanguard), manages a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see “Other Investment Policies and Risks.”

The Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

In addition to investing in equity securities of emerging markets companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. The Fund may also invest in stock and stock index futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are a type of derivative. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard typically invests a small portion of the Fund’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Redemption and Account Service Fees

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to these frequent-trading policies, although the brokerage firm through which ETF Shares are held may place certain limits on the ability to purchase and/or sell ETF Shares over any given period. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 170 funds holding assets of approximately $1.5 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R

OHH, England, is an advisory firm and wholly owned subsidiary of Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain’s first unit trust (mutual fund) in 1931. As of February 28, 2011, M&G managed approximately $307 billion in assets.

• Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including emerging markets. As of February 28, 2011, Oaktree managed approximately $82 billion in assets.

• Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, NY 10036, is a global investment management firm founded in 1995. The members of the firm’s executive committee and other employees collectively own 65% of the firm, unaffiliated persons own approximately 20%, and the remaining 15% is publicly owned. As of February 28, 2011, Pzena managed approximately $16.1 billion in assets.

• Wellington Management Company, LLP, (“Wellington Management”), is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of February 28, 2011, Wellington Management had investment management authority with respect to approximately $658 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI Emerging Markets Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. The Fund’s performance adjustment will not be fully operable until the quarter ended July 31, 2014.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the annual report to shareholders covering the fiscal year ended October 31, 2011, which will be available 60 days after that date.

The managers primarily responsible for the day-to-day management of the Fund are:

Michael Godfrey, CFA, Portfolio Manager at M&G. He has worked in investment management since 1998; has managed investment portfolios with M&G since 2003; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., UTS Sydney.

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has worked in investment management for M&G since 1996; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Oxford University.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990; has been with Oaktree since 1999; has managed investment portfolios for Oaktree since 2005; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Fairfield University.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990; has managed investment portfolios since 1998; has been wih Oaktree since 2000; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Harvard College; M.B.A., University of California Los Angeles.

Caroline Cai, CFA, Principal of Pzena. She has worked in investment management since 1998; has managed investment portfolios for Pzena since 2004; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Bryn Mawr College.

Allison Fisch, Principal of Pzena. She has worked in investment management since 2001; has managed investment portfolios for Pzena since 2006; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Dartmouth College.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1979; has managed investment portfolios for Pzena since 1996; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Wheaton College; M.B.A., the Kellogg School at Northwestern University.

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research of Wellington Management. She has worked in investment management since 1988; has worked at Wellington Management since 1994; has managed investment portfolios since 2003; and has managed a portion of the Fund since its inception in 2011. Education: B.A., Duke University; M.S., Massachusetts Institute of Technology.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the fund by the number of Fund shares outstanding . On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be: company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—XX).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the Fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Redemption Fee

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee (see below), followed by those shares you have held the longest.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares purchased with reinvested dividend and capital gains distributions; redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional and Roth IRA Disclosure Document or to remove excess shareholder contributions to an IRA; and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) redemptions in kind; and (5) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper.*

In addition, redemption fees will not apply to (1) distributions by shareholders age 70½ or older from traditional IRAs, rollover IRAs, SEP-IRAs, SIMPLE IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee; and (2) distributions by beneficiaries from inherited IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper’s plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Policy—Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

* The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Policy for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed or exchanged until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Policy

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits. The brokerage firm through which you hold your ETF Shares, however, may place certain limits on your ability to purchase and/or sell ETF Shares over any given period.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions online. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Policy—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax Forms to assist you in preparing your income tax returns. These Forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these Forms online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, one of the methods established by the IRS and the only method used by Vanguard. You may want to consult a tax professional to determine if a different method is best for you.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Emerging Markets Select Stock Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisors.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation Fund Number		Number
Emerging Markets Select Stock Fund 6/XX/2011		Yes	-------	XX	--------

CFA® is a trademark owned by CFA Institute.

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses (such as advisory fees, account maintenance, reporting, internal accounting, legal, and other administrative expenses); any 12b-1 distribution fees; and “other” expenses (usually fees paid to independent third parties, such as the fund’s custodian and auditor). It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

MSCI Emerging Markets Index. An index that includes approximately 750 common stocks of companies located in emerging markets around the world.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
Emerging Markets Select Stock Fund, the following	transactions, and/or account statements, please call:
documents are available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)
Additional information about the Fund’s investments	Text telephone for people with hearing impairment:
will be available in the Fund’s annual and semiannual	800-749-7273
reports to shareholders. In the annual report, you will
Information Provided by the Securities and
find a discussion of the market conditions and
Exchange Commission (SEC)
investment strategies that significantly affected the
You can review and copy information about the Fund
Fund’s performance during its last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about	service, call the SEC at 202-551-8090. Reports and
the Fund.	other information about the Fund are also available in
the EDGAR database on the SEC’s Internet site at
The SAI is incorporated by reference into (and is thus
sec.gov, or you can receive copies of this information,
legally a part of) this prospectus.
for a fee, by electronic request at the following e-mail
To receive a free copy of the latest annual or semiannual	address: publicinfo@sec.gov, or by writing the Public
report (once available) or the SAI, or to request	Reference Section, Securities and Exchange
additional information about the Fund or other Vanguard	Commission, Washington, DC 20549-1520.
funds, please visit vanguard.com or contact us as
Fund’s Investment Company Act file number: 811-2968
follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment:
800-749-7273

© 2011 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P XXX 062011

PART B

VANGUARD® TRUSTEES‘ EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

June 13, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus dated February 23, 2011 for Vanguard Diversified Equity Fund and Vanguard International Value Fund; dated June 13, 2011 for Vanguard Emerging Markets Select Stock Fund. To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-18
Purchase and Redemption of Shares	B-18
Management of the Funds	B-20
Investment Advisory Services	B-32
Portfolio Transactions	B-45
Proxy Voting Guidelines	B-46
Financial Statements	B-51

DESCRIPTION OF THE TRUST

Vanguard Trustees’ Equity Fund (the Trust) currently offers the following funds and share class (identified by ticker symbol):

Fund[1]	Investor Shares
Vanguard Diversified Equity Fund	VDEQX
Vanguard International Value Fund	VTRIX
Vanguard Emerging Markets Select Stock Fund	•
1 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Each Fund offers only one class of shares. Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

Organization

The Trust was organized as a Maryland corporation in 1979, was reorganized as a Pennsylvania statutory trust in 1984, and then was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard/Trustees’ Equity Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than the Vanguard Diversified Equity Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard Diversified Equity is classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Diversified Equity and International Value Funds), Bank of New York Mellon, One Wall Street, New York, NY 10286 (for Emerging Markets Select Stock Fund) serve as the Funds‘ custodian. The custodian is responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. There are no conversion rights associated with the Funds‘ shares.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

Vanguard International Value Fund and Vanguard Emerging Markets Select Stock Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, a Fund may elect to treat PFICs as sold on the last day of each Fund’s fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. Vanguard Diversified Equity Fund will limit the aggregate value of its holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

With respect to 75% of its total assets, Vanguard International Value Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions;

and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc.) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities — Russian Market Risk. There are significant risks inherent in investing in Russia. Because of the underdeveloped state of Russia’s banking system, settlement, clearing, and registration of securities transactions are subject to significant risks.

Equity securities in Russia are issued only in book entry form and ownership records are maintained by registrars who are under contract with the issuers. Although a Russian sub-custodian will maintain copies of the registrar’s records (“Share Extracts”) on its premises, such Share Extracts may not be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. Although a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-

the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan

(which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Each Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Fund, by the number of Fund shares outstanding.

The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

There is no charge for share redemptions from Vanguard Diversified Equity Fund.

Vanguard International Value Fund and Vanguard Emerging Markets Select Stock Fund charge a 2% fee on shares redeemed before they have been held for two months. The fee, which does not apply to any shares purchased through reinvested dividends or capital gains distributions, is withheld from redemption proceeds and retained by the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first. Information regarding the application of redemption fees is described more fully in the Funds‘ prospectuses.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (the Agreement). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment.

The Funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard Diversified Equity Fund Only. The Agreement provides that the Fund will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, the Fund will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that the Fund’s expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Fund to the cost of operating the Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operations. The Fund expects that the reimbursements should be sufficient to offset most or all of the direct expenses incurred by the Fund. Therefore, the Fund is expected to operate at a very low—or zero—direct expense ratio. Of course, there is no guarantee that this will always be the case.

Although the Fund is not expected to incur any net expenses directly, the Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds. As of October 31, 2010, the Acquired Fund Fees and Expenses for the Fund was 0.40%.

Vanguard International Value Fund and Vanguard Emerging Markets Select Stock Fund Only. Vanguard provides corporate management, administrative, and distribution services at cost. Each fund pays its share of Vanguard’s total expenses, which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees. The Agreement provides as follows: 1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and 2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. As of October 31, 2010, the International Value Fund had contributed $1,317,000 to Vanguard, which represented 0.02% of the Fund’s net assets and was 0.53% of Vanguard’s capitalization. Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011.

Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the International Value Fund for buying and selling securities are not reflected in the table. Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2008, 2009, and 2010, and are presented as a percentage of the International Value Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Fund	2008	2009	2010
International Value Fund
Management and Administrative Expenses:	0.19%	0.23%	0.20%
Marketing and Distribution Expenses:	0.02	0.03	0.02

The International Value Fund’s investment advisors may direct certain security trades to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	•
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008. Mr. McNabb’s 24 years
with Vanguard and his position as chief executive
officer of Vanguard and the Vanguard funds give him
intimate experience with the day-to-day management
and operations of the Vanguard funds.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	•
(1948)			Marketing Officer for North America and Corporate
Vice President (retired 2008) of Xerox Corporation
(document management products and services).
Previous positions held at Xerox by Mr. Fullwood
include President of the Worldwide Channels Group,
President of Latin America, Executive Chief Staff Officer
of Developing Markets, and President of Worldwide
Customer Services. Mr. Fullwood is the Executive in
Residence and 2010 Distinguished Minett Professor at
the Rochester Institute of Technology. Mr. Fullwood
serves as a director of SPX Corporation (multi-industry
manufacturing), Amerigroup Corporation (managed
health care), the University of Rochester Medical
Center, Monroe Community College Foundation, the
United Way of Rochester, and North Carolina A&T
University. Mr. Fullwood brings to the board particular
experience with marketing, organizational development,
and operations management.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	•
(1945)			Officer (retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
director of Tyco International, Ltd. (diversified
manufacturing and services), and Hewlett-Packard
Company (electronic computer manufacturing); as
Senior Advisor at New Mountain Capital; as a trustee of
The Conference Board; and on the Board of Managers
of Delphi Automotive LLP (automotive components).
Mr. Gupta brings to the board particular experience
with finance, capital markets, and global operations.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann serves as the President of the University	•
(1949)			of Pennsylvania. She is the Christopher H. Browne
Distinguished Professor of Political Science in the
School of Arts and Sciences with secondary
appointments at the Annenberg School for
Communication and the Graduate School of Education
at the University of Pennsylvania. Dr. Gutmann also
serves as a director of Carnegie Corporation of New
York, Schuylkill River Development Corporation, and
Greater Philadelphia Chamber of Commerce; and as a
trustee of the National Constitution Center.
Dr. Gutmann is Chair of the Presidential Commission
for the Study of Bioethical Issues. Dr. Gutmann brings
to the board particular experience with community and
organizational development, education, ethics, and
public policy.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	•
(1950)			and Chief Global Diversity Officer (retired 2008)
and a former Member of the Executive Committee
(1997–2008) of Johnson & Johnson (pharmaceuticals/
consumer products). Ms. Heisen served as Vice
President and Chief Information Officer of Johnson &
Johnson from 1997 to 2005. Ms. Heisen serves as a
director of Skytop Lodge Corporation (hotels), the
University Medical Center at Princeton, the Robert
Wood Johnson Foundation, and the Center for Work
Life Policy; and as a member of the advisory board of
the Maxwell School of Citizenship and Public Affairs at
Syracuse University. Ms. Heisen brings to the board
particular experience with human resources, and
financial and information technology matters.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	•
(1949)			Operating Officer (retired 2009) and Vice Chairman of
the Board (2008–2009) of Cummins Inc. (industrial
machinery). Mr. Loughrey serves as a director of
SKF AB (industrial machinery), Hillenbrand, Inc.
(specialized consumer services), the Lumina
Foundation for Education, and Oxfam America; and as
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to
the Kellogg Institute for International Studies at the
University of Notre Dame. Mr. Loughrey served as a
director of Sauer-Danfoss Inc. (machinery) from 2000
to 2010, and of Tower Automotive Inc. (manufacturer
of automobile components) from 1994 to 2007.
Mr. Loughrey brings to the board particular experience
with global operations, technology, and risk and human
resources management.

André F. Perold	Trustee	December 2004	Mr. Perold is the George Gund Professor of Finance	•
(1952)			and Banking at the Harvard Business School, and Chair
of the Investment Committee of HighVista Strategies
LLC (private investment firm). From 2003 to 2009,
Mr. Perold served as chairman of the board of UNX,
Inc. (equities trading firm). Mr. Perold brings to the
board particular experience with investment
management and finance.

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	•
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the Federal
Reserve Bank of Cleveland; Vice Chairman of
University Hospitals of Cleveland; and President of the
Board of The Cleveland Museum of Art. Mr. Rankin
brings to the board particular experience with finance,
capital markets, and risk and operations management.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	•
(1955)			Operating Officer (retired 2010) of Corning
Incorporated (communications equipment).
Mr. Volanakis served as a director of Corning
Incorporated (2000–2010) and of Dow Corning (2001–
2010). Mr. Volanakis serves as Overseer of the Amos
Tuck School of Business Administration at Dartmouth
College. Mr. Volanakis brings to the board particular
experience with international operations, marketing,
and corporate development.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	•
(1967)			Controller of each of the investment companies served
by Vanguard, since 2010. Mr. Booraem served as
Assistant Controller of each of the investment
companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as	•
(1957)	Officer		Chief Financial Officer of each of the investment
companies served by Vanguard, since 2008. Mr.
Higgins served as Treasurer of each of the investment
companies served by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	•
(1955)			Treasurer of each of the investment companies served
by Vanguard, since 2008. Ms. Hyatt served as
Assistant Treasurer of each of the investment
companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	•
(1956)			Vanguard since 2006; General Counsel of Vanguard
since 2005; Secretary of Vanguard and of each of the
investment companies served by Vanguard, since
2005; and Director and Senior Vice President of
Vanguard Marketing Corporation since 2005. Ms. Stam
served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the International Value Fund for each trustee. The trustees and officers of the Diversified Equity Fund receive no remuneration from the Fund. The Emerging Markets Select Stock Fund did not commence operations until June 13, 2011. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INTERNATIONAL VALUE FUND
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of this	Benefit at	Funds Paid
Trustee	from this Fund[1]	Fund’s Expenses[1]	January 1, 2010[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$1,590	—	—	$205,000
Rajiv L. Gupta	1,590	—	—	205,000
Amy Gutmann	1,590	—	—	199,200
JoAnn Heffernan Heisen	1,590	$36	$3,395	205,000
F. Joseph Loughrey	1,590	—	—	205,000
André F. Perold	1,590	—	—	199,200
Alfred M. Rankin, Jr.	1,826	70	6,653	235,000
Peter F. Volanakis	1,590	—	—	205,000

1	The amounts shown in this column are based on the Fund’s fiscal year ended October 31, 2010.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2010.

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Vanguard Diversified Equity Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Vanguard International Value Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	$1–$10,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of May 31, 2011, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of May 31, 2011, the following owned of record 5% or more of each class’s outstanding shares:

xxx.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio &

Management page, 60 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth (5th) business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six (6) months after the initial posting. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure, as previously described, when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Brilliant Graphics, Inc., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Innovation Printing & Communications, Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., Markit WSO Corporation, McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review

Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Trust currently uses nine investment advisors:

n AllianceBernstein L.P. provides investment advisory services for a portion of the assets in the International Value Fund.

  Edinburgh Partners Limited provides investment advisory services for a portion of the assets in the International Value Fund.
  Hansberger Global Investors, Inc., provides investment advisory services for a portion of the assets in the International Value Fund.
  Lazard Asset Management LLC provides investment advisory services for a portion of the assets in the International Value Fund.
  M&G Investment Management Limited, provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.
  Oaktree Capital Management, L.P., provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.
  Pzena Investment Management, LLC., provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.
  Wellington Management Company, LLP provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.
  Vanguard provides investment advisory services to the Diversified Equity Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation: the nature, extent, and quality of the services provided; investment performance; and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended October 31, 2010, for the Diversified Equity and International Value Funds; February 28, 2011, for the Emerging Markets Select Stock Fund.

I. Vanguard Diversified Equity Fund

Vanguard, through its Quantitative Equity Group, provides investment advisory services to Vanguard Diversified Equity Fund. The Fund is a fund of funds and invests in other Vanguard mutual funds (underlying funds). The Fund benefits from the investment advisory services provided to the underlying funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds’ advisory fees. The underlying funds receive their investment advisory services from a variety of advisory firms. For more information about the firms providing investment advisory services to the underlying funds, please refer to each fund’s Statement of Additional Information.

1. Other Accounts Managed

Duane F. Kelly manages the Diversified Equity Fund; as of October 31, 2010, the Fund held assets of $1.3 billion. As of October 31, 2010, Mr. Kelly also managed 13 other registered investment companies with total assets of $73.1 billion, and co-managed eight other registered investment companies with total assets of $133.7 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

The Fund’s portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2010, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Diversified Equity Fund, the performance factor depends on how closely the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of October 31, 2010, Vanguard employees collectively invested more than $2.6 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of October 31, 2010, Mr. Kelly owned no shares of the Diversified Equity Fund.

II. Vanguard International Value Fund

Vanguard International Value Fund uses a multimanager approach. The Fund is a party to an investment advisory agreement with each advisor whereby the advisor manages the investment and reinvestment of the portion of the International Value Fund’s assets that the Fund’s board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI All Country World Index ex USA over the preceding 60-month period (for AllianceBernstein and Lazard) or the preceding 36-month period (for Edinburgh Partners and HGI). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal years ended October 31, 2008, 2009, and 2010, the Fund incurred the following aggregate advisory fees: $14,557,000 before a performance-based increase of $1,731,000; $10,066,000, before a performance-based decrease of $993,000; and $12,270,000 before a performance-based decrease of $2,951,000 respectively.

A. AllianceBernstein L.P. (AllianceBernstein)

AllianceBernstein, a registered investment advisor, is a Delaware Limited Partnership. As of October 31, 2010, beneficial ownership of AllianceBernstein was approximately as follows:

  29.0% owned by AllianceBernstein Holding L.P.1
  63.0% owned by AXA Financial, Inc.2
  8.0% owned by AllianceBernstein Directors, Officers, and employees3

For additional information concerning AllianceBernstein’s ownership structure, please refer to its most recent Form 10Q.

1 Public, former employees, and other. “AllianceBernstein Holding L.P. “is a holding company that is publicly traded on the New York Stock
Exchange under the ticker symbol “AB.”
2 Includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests in AllianceBernstein and AllianceBernstein Holding. AXA Financial, Inc., is a wholly-owned subsidiary of AXA, one of the world’s largest global financial service organizations.
3 Direct and indirect ownership including unallocated units in deferred compensation plans.

1. Other Accounts Managed

The management of and investment decisions for the AllianceBernstein Portfolio are made by the Global Value Investment Policy Group, made up of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the advisor’s large internal research staff. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the AllianceBernstein Portfolio of the International Value Fund are: Henry S. D’Auria and Kevin F. Simms.

Mr. D’Auria and Mr. Simms co-managed a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Mr. D’Auria managed 165 other registered investment companies with total assets of $31.6 billion (including two with total assets of $4.6 billion where the advisory fee was based on account performance), 247 other pooled investment vehicles with total assets of $18.7 billion (including ten with total assets of $1.2 billion were the advisory fee was based on account performance), and 33,196 other accounts with total assets of $82.9 billion (including 66 with total assets of $8.5 billion where the advisory fee was based on account performance). As of October 31, 2010, Mr. Simms managed 210 other registered investment companies with total assets of $33.8 billion (including two with total assets of $4.6 billion where the advisory fee was based on account performance), 339 other pooled investment vehicles with total assets of $20.7 billion (including 13 with total assets of $1.3 billion were the advisory fee was based on account performance), and 33,200 other accounts with total assets of $83.3 billion (including 66 with total assets of $8.5 billion where the advisory fee was based on account performance).

2. Material Conflicts of Interest

AllianceBernstein has taken several steps to reduce or eliminate potential conflicts of interest that may arise from time to time. Policies in this regard apply to all AllianceBernstein employees.

The firm has designated Mark Anderson as its Conflicts Officer. He is also the chairman of the Conflicts Committee, which is made up of senior members of the Legal and Compliance Department. The Conflicts Committee confers about various conflicts at the firm and in its industry, advising on policies and procedures where relevant and maintaining a list of conflicts. These policies are constructed and implemented by the Legal and Compliance Department in coordination with the relevant business areas. The firm also discloses other regulatory conflicts in its Form ADV Part II.

Furthermore, AllianceBernstein’s Code of Ethics includes provisions concerning personal trading, gifts, and entertainment that are intended to eliminate and/or manage potential conflicts between the firm and its clients, and among clients. The Code of Ethics is distributed and acknowledged by employees no less frequently than annually and is delivered to all new employees upon hire.

In addition to various trading restrictions and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of six designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein's Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicate material nonpublic information to others in violation of the law.

3. Description of Compensation

Compensation for AllianceBernstein’s investment professionals typically consists of base salary and incentive compensation. The bonus pool is a function of the firm’s pre-tax, pre-bonus profitability and is allocated by the firm’s Compensation Committee. A portion of this annual incentive compensation is in the form of a deferred award of AllianceBernstein units with four-year vesting. Total compensation packages are competitive by industry standards. The mix of remuneration elements varies according to the seniority of employees.

More specifically, as far as the compensation of AllianceBernstein’s analysts is concerned, chief investment officers, senior portfolio managers, and directors of research from all parts of the world evaluate the performance of the firm’s analysts. The results are used as a basis for pay awards. Three main criteria are used to evaluate the growth equity and fixed income analysts: the performance of their research recommendations and their advocacy of those recommendations; the quality of their research; and their productivity. Three main criteria are used to evaluate our value equity analysts: the analyst’s breadth and depth of research knowledge; the level of attentiveness to forecasts and market movements; and the quantitative review of productivity. Regarding portfolio management compensation, pay levels are determined using a combination of objective performance measures (such as unit profitability and corporate performance) and more subjective factors. In the latter area, the firm makes an assessment of contribution made by the individual to our clients’ performance and to the firm. Considerations include: the individual’s involvement in the research process and in other aspects of portfolio management; his or her success in establishing and maintaining client relationships; ability to attract talent and build a team of staff; and managerial skills.

The firm continues to review ways to best align portfolio manager and analyst compensation with client investment returns. It will continue to make revisions to its policies in this area as it deems appropriate.

4. Ownership of Securities

As of October 31, 2010, Messrs. D’Auria and Simms owned no shares of the International Value Fund.

B. Edinburgh Partners Limited (Edinburgh Partners)

Edinburgh Partners is an investment research and management firm founded in 2003 and based in Edinburgh, Scotland. Sandy Nairn is one of the founders of, has a controlling interest in, and is Director and Chief Executive of Edinburgh Partners. The business is majority-owned by employees, with the remainder held by institutional investors.

1. Other Accounts Managed

Sandy Nairn manages a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Dr. Nairn managed three pooled investment vehicles with total assets of $2.2 billion, and six other accounts with total assets of $1.7 billion (advisory fees not based on account performance for all of these accounts).

2. Material Conflicts of Interest

Edinburgh Partners has adopted policies and procedures (including oversight monitoring) designed to detect, manage, and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing accounts for multiple clients (including affiliated investment companies), and allocating investment opportunities. The Compliance Department at Edinburgh Partners monitors investment activities including but not limited to portfolio turnover, receipt of gifts and entertainment, and trade allocation, in an attempt to ensure that each client is dealt with fairly and that the investment activities are undertaken in line with the adopted policies and procedures and are in accordance with regulatory requirements.

3. Description of Compensation

Investment Partners are remunerated through a base salary and an annual bonus payment. This bonus is paid from an operating profit bonus pool. The bonus element is related to all aspects of contribution to the objectives of the firm. For Investment Partners, the key driver is their research input and investment performance. Performance of the Fund would be taken into consideration as with any other client portfolio. In addition, all investment partners and other key employees have a equity stake in the business. The compensation package for all employees is determined by the Board.

4. Ownership of Securities

As of October 31, 2010, Dr. Nairn owned no shares of the International Value Fund.

C. Hansberger Global Investors, Inc. (HGI)

HGI is a US-registered investment adviser with a global presence that offers a broad range of investment management services to clients in the United States and abroad. HGI, a Delaware corporation, is a wholly-owned subsidiary of Hansberger Group, Inc., which in turn also is a Delaware corporation that is wholly-owned by Natixis Global Asset Management, L.P., a Delaware limited partnership.

1. Other Accounts Managed

Aureole L. W. Foong co-manages a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Mr. Foong managed one other registered investment company with total assets of $64 million and one other pooled investment vehicle with total assets of $57 million (none of which had advisory fees based on account performance).

Ronald Holt co-manages a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Mr. Holt managed three other registered investment companies with total assets of $231 million (advisory fees not based on account performance), one other pooled investment vehicle with total assets of $29 million (advisory fees not based on account performance), and 11 other accounts with total assets of $413 million (advisory fee based on account performance for one of these accounts with total assets of $97.5 million).

2. Material Conflicts of Interest

Potential conflicts of interest may arise from a portfolio manager’s management of, or the firm’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending on how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing, and possible market impact of the Fund’s trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs. HGI has implemented and monitors compliance with its Code of Ethics that is designed to prevent employees from trading to the detriment of HGI clients. Finally, HGI periodically monitors investment returns of clients accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions, or cash inflows or outflows).

3. Description of Compensation

HGI compensation practices are designed to maintain a competitive compensation structure to attract, retain, and motivate investment professionals of the highest caliber. HGI seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. To accomplish these ends, portfolio managers are compensated by a combination of base salary and participation in HGI’s incentive bonus program. Senior investment professionals also may participate in a deferred bonus program that is intended to encourage long-term retention of investment professionals. A portfolio manager’s base salary is a fixed amount that may change as a result of an annual review, the assumption of new duties, or a market adjustment.

HGI portfolio managers also have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is determined through a subjective process that evaluates numerous qualitative and quantitative factors, including, but not limited to, pre-tax performance of each account managed by the portfolio manager, including the portion of the Fund managed by HGI, relative to the account’s benchmark, given the account’s objectives, investment policies and restrictions, and market environment over the preceding calendar year. This performance factor is not based on the value of the assets held in any client portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professional and supporting staff, and overall contributions to client development and service and strategic planning for the firm. The target bonus is expressed as a percentage of the total bonus pool and can vary based on an evaluation of the above-mentioned factors.

Finally, many senior portfolio managers have an additional opportunity to participate in an annual bonus linked to the overall profitability of HGI. All or a portion of payments from this pool may be deferred, and invested in an HGI-managed product for a specified period of time. This plan is designed to retain qualified investment professionals and further align their interests with those of our clients and the firm. Participation in this bonus program is discretionary, and is determined annually by the Compensation Committee of the Board of Directors of HGI’s parent company.

4. Ownership of Securities

As of October 31, 2010, Messrs. Foong and Holt owned no shares of the International Value Fund.

D. Lazard Asset Management LLC (Lazard)

Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co., LLC, and an indirect, wholly owned subsidiary of Lazard Ltd., both of which also are Delaware limited liability companies.

1. Other Accounts Managed

Michael A. Bennett co-manages a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Mr. Bennett managed nine other registered investment companies with total assets of $3.7 billion, one other pooled investment vehicles with total assets of $13 million, and 279 other accounts with total assets of $11.1 billion (none of which had advisory fees based on account performance).

Michael G. Fry co-manages a portion of the International Value Fund; as of October 31, 2010, the Fund held assets of $7.5 billion. As of October 31, 2010, Mr. Fry managed eight other registered investment companies with total assets of $3.3 billion, four other pooled investment vehicles with total assets of $178 million, and 246 other accounts with total assets of $9.3 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies to those of the Fund (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations from certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of a portion of the Fund (Lazard Portfolio) and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled because of limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Lazard Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Lazard Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Lazard Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Lazard Portfolio invests, Lazard could be seen as harming the performance of the Lazard Portfolio for the benefit of the account managing short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, the portfolio managers of the Lazard Portfolio do not manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

3. Description of Compensation

Lazard compensates key investment personnel with a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include performance relative to the benchmark, performance relative to the applicable peer group, absolute return, and assets under management. The qualitative compensation factors include leadership, mentoring, and teamwork.

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, to develop linguistic skills, and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills, the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Long Term Incentives–Equity Ownership

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, which has a multi-year vesting schedule and restrictive covenants. The equity plan has broad participation by most professionals and represents an excellent opportunity for employees to share in the continued success of the firm, aligning their interests and performance even more closely with those of the clients.

4. Ownership of Securities

As of October 31, 2010, Messrs. Bennett, Fry, and Powers owned no shares of the International Value Fund.

III. Vanguard Emerging Markets Select Stock Fund

Vanguard Emerging Markets Select Stock Fund uses a multimanager approach. The Fund is a party to an investment advisory agreement with each advisor whereby the advisor manages the investment and reinvestment of the portion of the Emerging Markets Select Stock Fund’s assets that the Fund’s board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI Emerging Markets Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

A. M&G Investment Management, Ltd. (M&G)

M&G is a wholly owned subsidiary of Prudential plc (an insurance company based in the United Kingdom and not related to The Prudential Insurance Company of America).

1. Other Accounts Managed

Michael Godfrey co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Mr. Godfrey also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

Matthew Vaight co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Mr. Vaight also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-US collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

3. Description of Compensation

Michael Godfrey and Matthew Vaight are compensated in line with standard M&G practice, which is:

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

  Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.
  Bonus payment levels are closely aligned with ‘outputs’, chiefly investment performance but also other results, such as asset accumulation. Bonuses are discretionary, variable year on year and reflect largely personal and team performance. Depending on the fund’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard Emerging Markets Select Stock Fund, the performance factor of the fund manager’s bonus is dependent on the Fund’s performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary depending on the achieved percentile ranking in this peer group over these time periods.
  M&G’s long-term incentive plan, based on phantom equity in M&G is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth.
  The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, each portfolio manager is eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

4. Ownership of Securities

Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011.

B. Oaktree Capital Management, L.P. (Oaktree)

Oaktree specializes exclusively in less efficient markets and alternative investments. The founders of Oaktree formed the company in April 1995 after having managed convertible securities, distressed debt, distressed real-estate activities, principal investments, and high yield bond accounts for Trust Company of the West (TCW) since 1985. The firm, whose general partner is Oaktree Holdings, Inc., was organized as a California limited liability company in 1995 and was converted to a Delaware limited partnership in 2007.

Howard Marks is Chairman and Principal of Oaktree. Mr. Marks serves as a Trustee (since 2000) of the University of Pennsylvania, He also served as a member (from 1997 to 2010) and Chairman (from 2000 to 2010) of the Investment Board for the University of Pennsylvania. Dr. Gutmann, a trustee of the Fund, also has served on the Board of the University of Pennsylvania in her capacity (since 2004) as President of the University. Although not required to do so, Dr. Gutmann voluntarily abstains from voting on the Fund’s investment advisory agreement with Oaktree.

1. Other Accounts Managed

Timothy D. Jensen co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Mr. Jensen also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

Frank J. Carroll III co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Mr. Caroll also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

2. Material Conflicts of Interest

At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

The compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies, which are summarized below. Portfolio manager compensation generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the portfolio managers’ equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance and is not specifically dependant on the performance of the funds they manage, on an absolute basis or relative to the funds’ specific benchmark, or the growth of such funds’, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. The portfolio managers also receive a percentage of the profits generated by the funds they manage. As a result, their compensation generally increases and decreases with the size and performance of such funds.

4. Ownership of Securities

Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011.

C. Pzena Investment Management, LLC (Pzena)

Pzena, based in New York, New York, was founded in 1995. In 2007, the firm completed an initial public offering, whereby the majority ownership of the firm was retained by the members of the Executive Committee and other employees.

1. Other Accounts Managed

John P. Goetz co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Mr. Goetz also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

Caroline Cai co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Ms. Cai also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

Allison Fisch co-manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Ms. Fisch also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

2. Material Conflicts of Interest

Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all emerging markets value Accounts, whether they are mutual fund accounts, institutional accounts, or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash, existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations, or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical. In addition, no Access Person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Pzena, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the Access Person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees, or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all emerging markets value Accounts). Pzena also requires preallocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

3. Description of Compensation

The compensation structure of the portfolio manager is determined by Pzena in accordance with its own internal policies, which is summarized by Pzena below.

Mr. Goetz, Ms. Cai, and Ms. Fisch and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Mr. Goetz, Ms. Cai, and Ms. Fisch are equity owners of Pzena. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

4. Ownership of Securities

Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011.

D. Wellington Management Company, LLP (Wellington Management)

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. The firm is owned by 110 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. Other Accounts Managed

Cheryl M. Duckworth manages a portion of the Emerging Markets Select Stock Fund. As of April 30, 2011, Ms. Duckworth also managed xx other registered investment companies with total assets of $xx and xx other pooled investment vehicles with total assets of $xx.

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objective, policies, practices, benchmark, cash flow, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the Portfolio Manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and Trustees’ Equity Fund on behalf of Vanguard

Emerging Markets Select Stock Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s Portfolio Manager includes a base salary. The base salary for each Portfolio Manager, who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager may also be eligible for bonus payments based on her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each parnter of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Duckworth is a partner of the firm.

4. Ownership of Securities

Vanguard Emerging Markets Select Stock Fund did not commence operations until June 13, 2011.

III. Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with the unaffiliated advisors of Vanguard International Value Fund are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The investment advisor agreements with the advisors of Vanguard Emerging Markets Select Stock Fund are binding for a two-year period. At the end of that time, these agreements will become renewable for successive one-year periods, subject to the above conditions.

Vanguard provides investment advisory services to the Diversified Equity Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

Vanguard Diversified Equity Fund

The Diversified Equity Fund will purchase and sell the principal portion of its securities (i.e. shares of the underlying Vanguard funds) by dealing directly with the issuer of the underlying funds. As such, the Fund will incur no brokerage commissions.

Vanguard International Value Fund and Vanguard Emerging Markets Select Stock Fund

The advisors decide which securities to buy and sell on behalf of the Fund and then select the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which the Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund‘s board of trustees.

During the fiscal years ended October 31, 2008, 2009, and 2010, Vanguard International Value Fund paid the following amounts in brokerage commissions: $10,522,000, $7,088,000, and $9,190,000, respectively. Vanguard Emerging Markets Select Stock Fund did not commence operations unitl June 13, 2011.

As of October 31, 2010, the International Value Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard International Value Fund	Deutsche Bank Securities Inc.	$ 81,823
	UBS Securities LLC	17,858,000

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through option exercise to be	Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of option grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at vanguard.com, or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

With the exception of Vanguard Emerging Markets Select Stock Fund, which commenced operations on June 13, 2011, each Fund’s Financial Statements for the fiscal year ended October 31, 2010, appearing in the Funds‘ 2010 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“FTSE®” and “FTSE4Good ™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

SAI046 062011

PART C

VANGUARD TRUSTEES’ EQUITY FUND

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on February 19, 2009, Post-Effective Amendment No. 50, is hereby incorporated by reference.
(b)	By-Laws, filed on December 23, 2010, Post-Effective Amendment No. 53, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contracts, for the International Value Fund, for Lazard Asset Management LLC, filed on July 27, 2006, Post-Effective Amendment No. 44; for AllianceBernstein L.P., filed on February 20, 2007, Post-Effective Amendment No. 46; for Edinburgh Partners Limited, filed on July 21, 2008, Post-Effective Amendment No. 49; and for Hansberger Global Investors, Inc., filed on February 23, 2011, Post-Effective Amendment No.
54, are hereby incorporated by reference. For the Emerging Markets Select Stock Fund a form of Investment Advisory Contract is filed herewith. The Vanguard Group, Inc. provides investment advisory services to Vanguard Diversified Equity Fund at cost pursuant to the Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in the Registrant’s Statement of Additional Information.
(g)	Custodian Agreements, for Brown Brothers Harriman & Co., filed on February 24, 2010, Post- Effective Amendment No. 52, is hereby incorporated by reference; for Bank of New York Mellon, to be filed by amendment.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement filed on February 24, 2010, Post-Effective Amendment No. 52, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, filed on December 23, 2010, Post-Effective Amendment No. 53, are hereby incorporated by reference.
(o)	Reserved.
(p)	Codes of Ethics, for AllianceBernstein L.P., and Lazard Asset Management LLC, filed on July 27, 2006, Post-Effective Amendment No. 44; for Edinburgh Partners Limited, filed on July 21, 2008, Post-Effective Amendment No. 49, and for Hansberger Global Investors, Inc., filed on December 17, 2009, Post Effective Amendment No. 51, are hereby incorporated by reference.
For the Vanguard Group, Inc., filed on February 24, 2010, Post-Effective Amendment No. 52, is hereby incorporated by reference. For M&G Investment Management Limited, Oaktree
Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee’s or officer’s office with the Registrant.

Item 31. Business and Other Connections of Investment Advisor

AllianceBernstein L.P. (Alliance Bernstein) is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and partners of AllianceBernstein, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).

Edinburgh Partners Limited (Edinburgh Partners) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and directors of Edinburgh Partners, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Edinburgh Partners pursuant to the Advisers Act (SEC File No. 801-63714).

Hansberger Global Investors, Inc. (HGI) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and directors of HGI, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by HGI pursuant to the Advisers Act (SEC File No. 801-46059).

Lazard Asset Management, LLC (Lazard) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).

M&G Investment Management Limited (M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of M&G, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

Oaktree Capital Management, L.P. (Oaktree), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Oaktree, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Oaktree pursuant to the Advisers Act (SEC File No. 801-48923).

Pzena Investment Management, LLC (Pzena) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).

Wellington Management Company, LLP (Wellington Management) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington

Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

The Vanguard Group, Inc. (Vanguard) is an investment advisor registered under the Advisors Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedule B and D of Form ADV filed by Vanguard pursuant to the Advisors Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 170 funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
R. Gregory Barton	Director and Senior Vice President	None
Mortimer J. Buckley	Director and Senior Vice President	None
F. William McNabb III	Chairman	Chairman and Chief Executive Officer
Michael S. Miller	Director and Managing Director	None
Glenn W. Reed	Director	None
George U. Sauter	Director and Senior Vice President	None
Heidi Stam	Director and Senior Vice President	Secretary
Richard D. Carpenter	Treasurer	None
David L. Cermak	Principal	None
Joseph Colaizzo	Financial and Operations Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Assistant	None
Treasurer
Michael L. Kimmel	Secretary	None
John C. Heywood	Principal	None
Jack T. Wagner	Assistant Treasurer	None
Jennifer M. Halliday	Assistant Treasurer	None
Deborah McCracken	Assistant Secretary	None
Joseph F. Miele	Registered Municipal Securities Principal	None
Scott M. Bishop	Registered Municipal Securities Principal	None
Bradley J. Sacco	Registered Municipal Securities Principal	None
Jane K. Myer	Principal	None
Pauline C. Scalvino	Chief Compliance Officer	Chief Compliance Officer
Matthew Woldin	AIS Administrative Services Officer	None
Paul Atkins	Assistant Treasurer	None
Timothy P. Holmes	Principal	None
Colin M. Kelton	Principal	None

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31 (a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant’s Custodians, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, Bank of New York Mellon, One Wall Street, New York, New York10286.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Valley Forge and the Commonwealth of Pennsylvania, on the 28th day of March, 2011.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_________/s/ F. William McNabb III*____________

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief Executive	March 28, 2011
Officer
F. William McNabb III
/s/ Emerson U. Fullwood*	Trustee	March 28, 2011
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	March 28, 2011
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	March 28, 2011
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	March 28, 2011
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	March 28, 2011
F. Joseph Loughrey
/s/ André F. Perold*	Trustee	March 28, 2011
André F. Perold
/s/ Alfred M. Rankin, Jr.*	Trustee	March 28, 2011
Alfred M. Rankin, Jr.
/s/ Peter F. Volanakis*	Trustee	March 28, 2011
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	March 28, 2011
Thomas J. Higgins

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see File Number 33-53683, Incorporated by Reference.

INDEX TO EXHIBITS

Investment Advisory Contracts, Form of	Ex-99.D
Code of Ethics, M&G Investment Management Limited.	Ex-99.P
Code of Ethics, Oaktree Capital Management, L.P	Ex-99.P
Code of Ethics, Pzena Investment Management LLC	Ex-99.P
Code of Ethics, Wellington Management LLP	Ex-99.P